POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer High Yield Fund (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Global High Yield Fund and Pioneer High Yield Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 17th day of April, 2023.

/s/ John E. Baumgardner, Jr.

John E. Baumgardner, Jr.

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer High Yield Fund (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Global High Yield Fund and Pioneer High Yield Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 17th day of April, 2023.

/s/ Diane Durnin

Diane Durnin

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer High Yield Fund (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Global High Yield Fund and Pioneer High Yield Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 17th day of April, 2023.

/s/ Benjamin M. Friedman

Benjamin M. Friedman

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer High Yield Fund (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Global High Yield Fund and Pioneer High Yield Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 17th day of April, 2023.

/s/ Lisa M. Jones

Lisa M. Jones

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer High Yield Fund (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Global High Yield Fund and Pioneer High Yield Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 17th day of April, 2023.

/s/ Craig C. MacKay

Craig C. MacKay

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer High Yield Fund (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Global High Yield Fund and Pioneer High Yield Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 17th day of April, 2023.

/s/ Lorraine H. Monchak

Lorraine H. Monchak

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer High Yield Fund (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Global High Yield Fund and Pioneer High Yield Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 17th day of April, 2023.

/s/ Thomas J. Perna

Thomas J. Perna

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer High Yield Fund (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Global High Yield Fund and Pioneer High Yield Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 17th day of April, 2023.

/s/ Marguerite A. Piret

Marguerite A. Piret

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer High Yield Fund (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Global High Yield Fund and Pioneer High Yield Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 17th day of April, 2023.

/s/ Fred J. Ricciardi

Fred J. Ricciardi

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer High Yield Fund (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Global High Yield Fund and Pioneer High Yield Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 17th day of April, 2023.

/s/ Kenneth J. Taubes

Kenneth J. Taubes